Long term incentive plan (Tables)	12 Months Ended
Dec. 31, 2020
Long term incentive plan
Schedule of movement in the outstanding awards during the year

LTIP Activity (Shares in thousands)	2020	2019
Unvested LTIP awards at January 1	1,346	700
LTIP vested and distributed	(384)	-
New LTIP awards granted	1,715	695
Lapsed awards	(18)	(49)
Unvested LTIP awards at December 31	2,659	1,346

LTIP awards scheduled to vest during 2021	274	401

Schedule of fair values and key assumptions used for valuing grants

	2020	2019	2018	2017
Awards granted (number of shares)	1,715,030	695,330	288,752	506,637
Dividend yield (%)	0.48%	1.00%	1.90%	2.80%
Expected volatility (%)	53.7%	40.8%	35.6%	25.8%
Risk-free interest rate (%)	-0.02%	0.63%	0.93%	0.15%
Expected life of share awards (years)	3	3	3	3
Weighted average fair value ($)	4.16	15.85	16.72	9.10
Weighted average share price ($)	6.37	16.78	19.46	10.27
Model used	Monte Carlo	Monte Carlo	Monte Carlo	Monte Carlo